UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) May 10, 2005 (May 10, 2005)

                           Anthracite Capital, Inc.
            (Exact name of registrant as specified in its charter)


            Maryland                     001-13937            13-397-8906
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(State or other jurisdiction of         (Commission          (IRS Employer
         incorporation)                 File Number)      Identification No.)


40 East 52nd Street, New York, New York                         10022
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (212) 810-3333

                                     N/A
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.   Other Events.

Anthracite Capital, Inc. (the "Company" or "Anthracite") reported the following results on May 10, 2005:

The Company today reported net income available to common stockholders for the first quarter of 2005 of $0.27 per share versus net income to common stockholders of $0.20 per share for the same three-month period in 2004.

Based on the $0.28 per share dividend declared on March 10, 2005, and the May 9, 2005 closing price of $11.25, Anthracite's annualized dividend yield is 10.0%. All dollar amounts discussed herein are in thousands, except per share amounts.

First Quarter Financial Results
Total interest income from commercial real estate assets rose 29% from the quarter ended March 31, 2004; in contrast, total interest income from residential mortgage-backed securities ("RMBS") declined 57% from the same period. The Company's $346,230 RMBS portfolio at March 31, 2005 represented 10% of the Company's portfolio assets. This portfolio is expected to remain between 10% and 15% of the Company's total portfolio assets. The portfolio consists entirely of hybrid adjustable rate mortgages and adjustable rate securities.

The Company's weighted average cost of funds increased slightly to 5.22% at March 31, 2005 from 5.09% at December 31, 2004. For the three months ended March 31, 2005, hedging expenses not related to collateralized debt obligations ("CDOs") were $2,300 ($0.04 per share), a decrease from $4,631 ($0.09 per share) for the quarter ended March 31, 2004 and $2,829 ($0.05 per share) for the quarter ended December 31, 2004. The decrease in hedging expense is primarily attributable to the removal of interest rate swaps due to the issuance of fixed rate liabilities for CDO III in the first quarter of 2004 and CDO HY1 in the fourth quarter of 2004. The Company's estimated exposure at March 31, 2005 to a 50 basis point move in short-term interest rates decreased slightly to $0.012 per share annually from $0.018 per share annually at December 31, 2004.

The Company's debt to capital ratio decreased from 6.2:1 at December 31, 2004 to 6.0:1 at March 31, 2005, and the recourse debt to capital ratio decreased slightly from 1.8:1 to 1.6:1 over the same period.

The net interest margin of 3.2% for the first quarter of 2005 increased slightly from 3.1% for the fourth quarter of 2004.

Commercial Real Estate Credit Risk
The Company's primary focus is to invest in a diverse portfolio of commercial real estate loans and CMBS. The majority of these investments take the form of CMBS that are collateralized by pools of underlying mortgage loans. The cash flows the Company receives from its CMBS portfolio are dependent upon the credit performance of the underlying mortgage loans. The Company assumes a certain amount of losses will occur in the underlying mortgage loan pools and calculates interest income net of these assumed losses. The Company's objective is to maximize the spread between the loss-adjusted income and the cost of financing. Credit performance and the cost of financing the Company's portfolio are the most important factors affecting investment returns.

Controlling Class CMBS Investments
The Company considers CMBS securities where it maintains the right to control the foreclosure/workout process on the underlying loans as controlling class CMBS ("Controlling Class CMBS"). The Company owns 16 Controlling Class CMBS transactions as of March 31, 2005. However, the non-rated tranches of ten of the 16 transactions are included in CDO HY1. The unrealized gain on Controlling Class CMBS at March 31, 2005 was $20,761, as compared to an unrealized gain of $16,881 at December 31, 2004. The increase in the unrealized gain is primarily attributable to tighter CMBS credit spreads during the quarter.

Delinquencies of 30 days or more as a percent of current loan balances were 1.28% at the end of the first quarter of 2005, compared with 1.01% at the end of the fourth quarter of 2004. With the disposition of seven loans during the first quarter of 2005, the weighted average loss severity experienced for the 1998 and 1999 Controlling Class securities decreased from 30.9% at December 31, 2004 to 25.7% at March 31, 2005. No losses have been realized for those Controlling Class securities with vintages from 2001 through 2004 and the Company does not own any 2000 vintage Controlling Class securities.

Commercial Real Estate Securities
During the first quarter of 2005, the Company purchased $15,073 of commercial real estate securities. The average yields on the Company's commercial real estate securities for the first quarter of 2005 and 2004, respectively, were as follows:

                                                                March 31,
                                                           2005          2004
                                                       ------------- -----------
Investment grade commercial real estate securities        6.7%          6.3%
Non-investment grade CMBS securities                     10.6%          9.7%
All commercial real estate securities                     8.7%          8.1%

The average cost of financing the commercial real estate securities portfolio during the first quarter of 2005 was 5.3%, compared to 5.1% for the first quarter of 2004.

Net interest income from the commercial real estate securities portfolio for the quarters ended March 31, 2005 and 2004, respectively, is as follows:

                                                   For the quarter ended
                                                         March 31,
                                                2005               2004
                                             ----------------------------------
Interest income                                $31,701                $29,185
Interest expense*                             (18,333)               (13,194)
                                             ----------------------------------
Net interest income                             13,368                 15,991
                                             ----------------------------------

 *Including hedges in the Company's CDOs.

Commercial Real Estate Loans
During the quarter ended March 31, 2005, the Company experienced repayments of $25,361 related to commercial real estate loans. The carrying value and average yields on the Company's commercial real estate loans, exclusive of the Company's investments in Carbon Capital, Inc. and Carbon Capital II, Inc. (collectively, the "Carbon Capital Funds"), as of March 31, 2005 were as follows:
                                                    Average          Average
                                                    Spread to      Spread to
                        Carrying      Average      1-month USD   3-month GBP
                          Value        Yield         LIBOR           LIBOR
                       -------------------------------------------------------
Fixed Rate                $89,132      9.71%
Floating Rate             127,786                    5.25%
Floating Rate              19,748                                   6.00%
                       -----------
                         $236,666
                       ===========

For the three months ended March 31, 2005 and 2004, respectively, the total cost of borrowings secured by loan assets was 3.7% and 2.9%. The Company has three committed warehouse lines that can be used to finance these commercial loan assets. The Company's investments in the Carbon Capital Funds are included in commercial real estate loans. The annualized yield on the Company's investments in the Carbon Capital Funds was 17.5% for the quarter ended March 31, 2005. The Company's investments in the Carbon Capital Funds as of March 31, 2005 were $59,121 as compared to $56,812 as of December 31, 2004.

Net interest income from the commercial real estate loan portfolio for the quarters ended March 31, 2005 and 2004, respectively, is as follows:

                                                 For the quarter ended March 31,
                                                       2005           2004
                                                 -------------------------------
       Interest income                               $8,239          $ 3,074
       Interest expense                             (1,335)            (148)
                                                 -------------------------------
       Net interest income from commercial real
       estate loans                                 $6,904          $ 2,926
                                                 ===============================


Dividend Reinvestment Plan
If you are a participant in the Company's Dividend Reinvestment and Stock Purchase Plan (the "Plan"), please note that, as previously announced, the dividend reinvestment portion of the Plan has been reinstated for all dividend payments made after August 2, 2004, and for all future dividend payment dates, with a discount of 2%. The optional cash purchase portion of the Plan remains suspended; however, it may be resumed at any time. The Company appreciates your continued support.

To request a prospectus and receive enrollment materials or to ask questions about the Plan, interested investors and stockholders may contact the Company's transfer agent, American Stock Transfer & Trust Company, at 1-877-248-6416, or Investor Relations, Anthracite Capital, Inc., at 212-810-3333. The Company's website address is www.anthracitecapital.com.

About Anthracite
Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield commercial real estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. ("BlackRock") (NYSE:BLK), one of the largest publicly traded investment management firms in the United States with approximately $391.3 billion in global assets under management as of March 31, 2005. BlackRock Realty Advisors, Inc., another subsidiary of BlackRock, provides real estate equity and other real estate-related products and services in a variety of strategies to meet the needs of institutional investors. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC") (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $104.7 billion in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of March 31, 2005.

Forward Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite's Securities and Exchange Commission (the "SEC") reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite's assets; (3) the relative and absolute investment performance and operations of Anthracite's manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions and divestitures;
(7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; (12) the ability of Anthracite's manager to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates; and (14) the impact of changes to tax legislation and, generally, the tax position of the Company.

Anthracite's Annual Report on Form 10-K for the year ended December 31, 2004 and Anthracite's subsequent reports filed with the SEC, accessible on the SEC's website at www.sec.gov, identify additional factors that can affect forward-looking statements.

             To learn more about Anthracite, visit our website at www.anthracitecapital.com. The information contained on the Company's website is not a part of this press release.

The Company is filing the Anthracite Capital, Inc. Consolidated Statements of Financial Condition and Consolidated Statements of Operations as Exhibit 99.1.

Item 2.02.  Results of Operations and Financial Condition.

On May 10, 2005, Anthracite Capital, Inc. issued a press release announcing its earnings for the fiscal quarter ended March 31, 2005, which it is furnishing under this Item 2.02 as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1 Anthracite Capital, Inc., Consolidated Statements of Financial Condition and Consolidated Statements of Operation.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANTHRACITE CAPITAL, INC.


                                         By: /s/ James J. Lillis
                                             --------------------------------
                                         Name:  James J. Lillis
                                         Title: Chief Financial Officer

                                         Dated: May 10, 2005


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                           ANTHRACITE CAPITAL, INC.
                          CURRENT REPORT ON FORM 8-K
                   Report dated May 10, 2005 (May 10, 2005)


EXHIBIT INDEX

Exhibit No.                Description

99.1 Anthracite Capital, Inc., Consolidated Statements of Financial Condition and Consolidated Statements of Operation.
99.2 Press Release issued by Anthracite Capital, Inc., dated May 10, 2005.